UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Adaptive Biotechnologies Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Adaptive Biotechnologies P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Adaptive Biotechnologies Corporation Annual Meeting of Shareholders Friday, June 5, 2026 9:00 AM, Pacific Time The Annual Meeting will be held entirely via the Internet - Please visit www.proxydocs.com/ADPT for more details. You must register to attend the meeting by Wednesday, June 3, 2026 at 5:00 pm PT at www.proxydocs.com/ADPT For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/ADPT To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before May 26, 2026. Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting To Be Held On June 5, 2026 For Shareholders of record as of April 7, 2026 To order paper materials, use one of the following methods. Internet: www.investorelections.com/ADPT Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. SEE REVERSE FOR FULL AGENDA Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

Adaptive Biotechnologies THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 Adaptive Biotechnologies Corporation Annual Meeting of Shareholders PROPOSAL 1. To elect two Class I director nominees to serve on the board of directors of Adaptive Biotechnologies Corporation for a three-year term expiring at the 2029 annual meeting of shareholders. 1.01 Robert Hershberg, PhD, MD 1.02 Katey Owen, PhD 2. To approve, on a non-binding advisory basis, the compensation of our named executive officers as described in the proxy statement; 3. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2026; and 4. To conduct any other business properly brought before the meeting or any adjournments thereof.